EXHIBIT 99.1
Keurig Dr Pepper Reports Q2 2025 Results and Reaffirms Guidance for 2025
Strong Q2 Results Fueled by Healthy Top-Line Growth and Cost Discipline
Momentum in U.S. Refreshment Beverages and International, with Improving U.S. Coffee Trends
Company Reaffirms 2025 Constant Currency Net Sales and Adjusted EPS Outlook
BURLINGTON, MA and FRISCO, TX (July 24, 2025) – Keurig Dr Pepper Inc. (NASDAQ: KDP) today reported results for the second quarter of 2025 and reaffirmed its full year guidance.

	Reported GAAP Basis		Adjusted Basis[1]
	Q2	YTD	Q2	YTD
Net Sales	$4.16 bn	$7.80 bn	$4.16 bn	$7.80 bn
% vs prior year	6.1%	5.5%	7.2%	6.8%
Diluted EPS	$0.40	$0.78	$0.49	$0.91
% vs prior year	5.3%	11.4%	11.1%	9.5%
Commenting on the quarter, CEO Tim Cofer stated, “Our Q2 results cemented a strong first half of the year, as we drove robust performance in U.S. Refreshment Beverages, good growth in International, and sequential progress in U.S. Coffee. Today’s dynamic environment puts a premium on operational excellence, which we are demonstrating while pushing ahead on our multi-year strategic agenda. Though the back half will present new challenges, we are on track to deliver our 2025 outlook and are confident in the long-term value creation ahead.”
Second Quarter Consolidated Results
Net sales for the second quarter increased 6.1% to $4.2 billion. On a constant currency basis, net sales advanced 7.2%, driven by volume/mix growth of 5.0% and favorable net price realization of 2.2%. The acquisition of GHOST contributed 4.0 percentage points to volume/mix growth.
GAAP operating income increased 4.3% to $898 million, including an unfavorable year-over-year impact of items affecting comparability. Adjusted operating income increased 7.0% to $1,028 million and totaled 24.7% of net sales. GAAP and Adjusted operating income growth were driven by net sales growth and productivity savings, partially offset by the impact of inflationary pressures.
GAAP net income increased 6.2% to $547 million, or $0.40 per diluted share, including an unfavorable year-over-year impact of items affecting comparability. Adjusted net income increased 10.5% to $673 million and Adjusted diluted EPS increased 11.1% to $0.49. Adjusted diluted EPS growth was driven by the Adjusted operating income growth.
Operating cash flow for the second quarter was $431 million and free cash flow totaled $325 million.
Second Quarter Segment Results
U.S. Refreshment Beverages
Net sales for the second quarter increased 10.5% to $2.7 billion, driven by volume/mix growth of 9.5% and favorable net price realization of 1.0%. Segment growth reflected market share gains in carbonated soft drinks, energy, and sports hydration, as well as the acquisition of GHOST.
1 Adjusted financial metrics presented in this release are non-GAAP, excluding items affecting comparability. Adjusted growth rates are non-GAAP, excluding items affecting comparability and presented on a constant currency basis. See reconciliations of GAAP results to Adjusted results on a constant currency basis in the accompanying tables.

GAAP operating income increased 4.0% to $746 million, which included an unfavorable year-over-year impact of items affecting comparability. Adjusted operating income increased 8.0% to $781 million and totaled 29.4% of net sales. GAAP and Adjusted operating income growth were driven by net sales growth and productivity savings, partially offset by the impact of inflationary pressures.
U.S. Coffee
Net sales for the second quarter decreased 0.2% to $0.9 billion. Favorable net price realization of 3.6% was offset by a volume/mix decline of 3.8%. The approximately flat net sales result reflected K-Cup pricing actions taken to combat inflation, offset by pod and brewer shipment declines.
GAAP operating income increased 2.2% to $233 million. Adjusted operating income increased 2.0% to $299 million and totaled 31.5% of net sales. GAAP and Adjusted operating income growth were driven by net price realization and cost efficiency measures, partially offset by the impact of inflationary pressures.
International
Net sales for the second quarter decreased 1.8% to $0.6 billion. On a constant currency basis, net sales increased 5.7%, driven by favorable net price realization of 5.3% and volume/mix growth of 0.4%. Performance was led by market share gains in key categories such as mineral water in Mexico and single serve coffee in Canada.
GAAP operating income decreased 4.7% to $143 million, including an unfavorable impact from foreign exchange translation. Adjusted operating income increased 2.6% to $145 million and totaled 26.1% of net sales. Adjusted operating income growth was driven by net sales growth and productivity savings, partially offset by the impact of inflationary pressures.
2025 Guidance
The 2025 guidance provided below is presented on a constant currency, non-GAAP basis. The Company does not provide reconciliations of such forward-looking non-GAAP measures to GAAP measures, due to the inability to predict the amount and timing of impacts outside of the Company's control on certain items, such as non-cash gains or losses resulting from mark-to-market adjustments of derivative instruments, among others, which could be material. Reconciling such items would require unreasonable efforts.
KDP reaffirmed its fiscal 2025 guidance for constant currency net sales growth in a mid-single-digit range and Adjusted diluted EPS growth in a high-single-digit range. At current rates, foreign currency translation is forecasted to approximate a one half of one percentage point headwind to full year top- and bottom-line growth.

Investor Contact:
Investor Relations
T: 888-340-5287 / IR@kdrp.com
Media Contact:
Katie Gilroy
T: 781-418-3345 / katie.gilroy@kdrp.com

ABOUT KEURIG DR PEPPER
Keurig Dr Pepper (Nasdaq: KDP) is a leading beverage company in North America, with a portfolio of more than 125 owned, licensed and partner brands and powerful distribution capabilities to provide a beverage for every need, anytime, anywhere. With annual revenue of more than $15 billion, we hold leadership positions in beverage categories including carbonated soft drinks, coffee, tea, water, juice and mixers, and have the #1 single serve coffee brewing system in the U.S. and Canada. Our innovative partnership model builds emerging growth platforms in categories such as premium coffee, energy, sports hydration and ready-to-drink coffee. Our brands include Keurig®, Dr Pepper®, Canada Dry®, Mott's®, A&W®, Peñafiel®, Snapple®, 7UP®, Green Mountain Coffee Roasters®, GHOST®, Clamato®, Core Hydration® and The Original Donut Shop®. Driven by a purpose to Drink Well. Do Good., our 29,000 employees aim to enhance the experience of every beverage occasion and to make a positive impact for people, communities and the planet. For more information, visit www.keurigdrpepper.com and follow us @KeurigDrPepper on LinkedIn and Instagram.
FORWARD LOOKING STATEMENTS
Certain statements contained herein are “forward-looking statements” within the meaning of applicable securities laws and regulations. These forward-looking statements can generally be identified by the use of words such as “outlook,” “guidance,” “anticipate,” “enable,” “expect,” “believe,” “could,” “confident,” “estimate,” “feel,” “forecast,” “intend,” “may,” “on track,” “plan,” “positioned,” “potential,” “project,” “should,” “target,” “will,” “would,” and similar words. Forward-looking statements by their nature address matters that are, to different degrees, uncertain. These statements are based on the current expectations of our management, are not predictions of actual performance, and actual results may differ materially.
Forward-looking statements are subject to a number of risks and uncertainties, including the factors disclosed in our Annual Report on Form 10-K and subsequent filings with the SEC. Our actual financial performance could differ materially from those projected in the forward-looking statements due to a variety of factors, including the inherent uncertainty of estimates, forecasts and projections, global economic uncertainty or economic downturns, tariffs or the imposition of new tariffs, trade wars, barriers or restrictions, or threats of such actions and related uncertainty, and the possibility that we are unable to successfully integrate GHOST Lifestyle LLC (“GHOST”) into our business, and our financial performance may be better or worse than anticipated. We are under no obligation to update, modify or withdraw any forward-looking statements, except as required by applicable law.
NON-GAAP FINANCIAL MEASURES
This release includes certain non-GAAP financial measures, which differ from results using U.S. Generally Accepted Accounting Principles (GAAP). These non-GAAP financial measures should be considered as supplements to and should not be considered replacements for, or superior to, the GAAP measures. These measures may differ from similarly titled non-GAAP financial measures presented by other companies, and other companies may not define the non-GAAP financial measure in the same way. Non-GAAP financial measures typically exclude certain charges, including one-time costs that are not expected to occur routinely in future periods, described by the Company as “items affecting comparability”. Refer to page A-5 for the Company’s description of items affecting comparability for each period presented. The Company uses non-GAAP financial measures to evaluate our operating and financial performance and to compare such performance to that of prior periods and to the performance of our competitors. Additionally, we use non-GAAP financial measures in making operational and financial decisions and in our budgeting and planning process. We believe that providing non-GAAP financial measures to investors helps investors evaluate our operating performance, profitability and business trends in a way that is consistent with how management evaluates such performance.
Adjusted gross profit. Adjusted gross profit is defined as Net sales less Cost of sales, as adjusted for items affecting comparability as described on page A-5. Management believes that Adjusted gross profit is useful for investors in evaluating the Company’s operating results and understanding the Company's operating trends by adjusting certain items that can vary significantly depending on specific underlying transactions or events, thereby affecting comparability.

Adjusted operating income. Adjusted operating income is defined as Income from operations, as adjusted for items affecting comparability as described on page A-5. Management believes that Adjusted operating income is useful for investors in evaluating the Company’s operating results and understanding the Company's operating trends by adjusting certain items that can vary significantly depending on specific underlying transactions or events, thereby affecting comparability.
Adjusted net income. Adjusted net income is defined as Net income, as adjusted for items affecting comparability as described on page A-5. Management believes that Adjusted net income is useful for investors in evaluating the Company’s operating results and understanding the Company's operating trends by adjusting certain items that can vary significantly depending on specific underlying transactions or events, thereby affecting comparability.
Adjusted diluted EPS. Adjusted diluted EPS is defined as Diluted EPS, as adjusted for items affecting comparability as described on page A-5. Management believes that Adjusted diluted EPS is useful for investors in providing period-to-period comparisons of the results of our operations since it adjusts for certain items affecting overall comparability.
Adjusted gross margin. Adjusted gross margin is defined as Adjusted gross profit divided by Net sales. Management believes that Adjusted gross margin is useful for investors as supplemental measures to evaluate our operating performance and ability to manage ongoing costs.
Adjusted operating margin. Adjusted operating margin is defined as Adjusted Income from operations divided by Net sales. Management believes that Adjusted operating margin is useful for investors as supplemental measures to evaluate our operating performance and ability to manage ongoing costs.
Adjusted interest expense. Adjusted interest expense is defined as Interest expense, net, as adjusted for items affecting comparability as described on page A-5. Management believes that Adjusted interest expense is useful for investors in evaluating our performance and establishing expectations for the impacts of interest expenses.
Adjusted EBITDA. Adjusted EBITDA is defined as EBITDA, as adjusted for items affecting comparability as described on page A-5. EBITDA is defined as Net income as adjusted for interest expense, net; provision for income taxes; depreciation expense; amortization of intangibles; and other amortization. Management believes that Adjusted EBITDA is useful for investors in evaluating the Company’s operating results and understanding the Company's operating trends by adjusting certain items that can vary significantly depending on specific underlying transactions or events, thereby affecting comparability.
Management leverage ratio. Management leverage ratio is defined as KDP’s total principal amounts of debt less cash and cash equivalents, divided by Adjusted EBITDA. Management believes that the Management leverage ratio is useful for investors in evaluating the Company’s liquidity and assessing the Company's ability to meet its financial obligations.
Free cash flow. Free cash flow is defined as net cash provided by operating activities adjusted for purchases of property, plant and equipment, proceeds from sales of property, plant and equipment, and certain items excluded for comparison to prior year periods. Management uses this measure to evaluate the company’s performance and make resource allocation decisions.
Financial measures presented on a constant currency basis. Defined as certain financial statement captions and metrics adjusted for certain items affecting comparability, calculated on a constant currency basis by converting our current period local currency financial results using the prior period foreign currency exchange rates. Because our reporting currency is the U.S. Dollar, the value of financial measures presented in U.S. Dollar will be affected by changes in currency exchange rates. Therefore, we present certain financial measures on a constant currency basis for greater comparability.

KEURIG DR PEPPER INC.
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
(UNAUDITED)

	Second Quarter		First Six Months
(in millions, except per share data)	2025	2024	2025	2024
Net sales	$4,163	$3,922	$7,798	$7,390
Cost of sales	1,908	1,750	3,558	3,278
Gross profit	2,255	2,172	4,240	4,112
Selling, general, and administrative expenses	1,356	1,295	2,548	2,471
Other operating expense (income), net	1	16	(7)	15
Income from operations	898	861	1,699	1,626
Interest expense, net	180	204	328	382
Other income, net	—	(15)	(7)	(22)
Income before provision for income taxes	718	672	1,378	1,266
Provision for income taxes	171	157	314	297
Net income	$547	$515	$1,064	$969

Earnings per common share:
Basic	$0.40	$0.38	$0.78	$0.71
Diluted	0.40	0.38	0.78	0.70
Weighted average common shares outstanding:
Basic	1,358.3	1,355.6	1,357.7	1,368.2
Diluted	1,362.8	1,361.2	1,362.6	1,374.4

KEURIG DR PEPPER INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(UNAUDITED)

	June 30,	December 31,
(in millions, except share and per share data)	2025	2024
Assets
Current assets:
Cash and cash equivalents	$509	$510
Restricted cash and restricted cash equivalents	56	80
Trade accounts receivable, net	1,498	1,502
Inventories	1,741	1,299
Prepaid expenses and other current assets	802	606
Total current assets	4,606	3,997
Property, plant, and equipment, net	2,996	2,964
Investments in unconsolidated affiliates	1,566	1,543
Goodwill	20,228	20,053
Other intangible assets, net	23,841	23,634
Other non-current assets	1,095	1,200
Deferred tax assets	36	39
Total assets	$54,368	$53,430
Liabilities and Stockholders' Equity
Current liabilities:
Accounts payable	$3,113	$2,985
Accrued expenses	1,324	1,584
Structured payables	31	41
Short-term borrowings and current portion of long-term obligations	1,976	2,642
Other current liabilities	777	835
Total current liabilities	7,221	8,087
Long-term obligations	13,920	12,912
Deferred tax liabilities	5,487	5,435
Other non-current liabilities	2,755	2,753
Total liabilities	29,383	29,187
Commitments and contingencies
Stockholders' equity:
Preferred stock, $0.01 par value, 15,000,000 shares authorized, no shares issued	—	—
Common stock, $0.01 par value, 2,000,000,000 shares authorized, 1,358,413,413 and 1,356,664,609 shares issued and outstanding as of June 30, 2025 and December 31, 2024, respectively	14	14
Additional paid-in capital	19,729	19,712
Retained earnings	5,232	4,793
Accumulated other comprehensive income (loss)	10	(276)
Total stockholders' equity	24,985	24,243
Total liabilities and stockholders' equity	$54,368	$53,430

KEURIG DR PEPPER INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(UNAUDITED)

	First Six Months
(in millions)	2025	2024
Operating activities:
Net income	$1,064	$969
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation expense	217	207
Amortization of intangibles	68	67
Other amortization expense	63	101
Provision for sales returns	24	29
Deferred income taxes	4	17
Employee stock-based compensation expense	45	52
(Gain) loss on disposal of property, plant, and equipment	(6)	18
Unrealized (gain) loss on foreign currency	(6)	16
Unrealized (gain) loss on derivatives	(56)	36
Equity in earnings of unconsolidated affiliates	(27)	(17)
Earned equity from distribution arrangements	(10)	(45)
Other, net	(5)	5
Changes in assets and liabilities, excluding the effects of business acquisitions:
Trade accounts receivable	3	(67)
Inventories	(416)	(119)
Income taxes receivable and payables, net	(86)	(34)
Other current and non-current assets	(136)	(180)
Accounts payable and accrued expenses	(93)	(314)
Other current and non-current liabilities	(7)	1
Net change in operating assets and liabilities	(735)	(713)
Net cash provided by operating activities	640	742
Investing activities:
Acquisitions of businesses, net of cash acquired	(111)	—
Purchases of property, plant, and equipment	(226)	(273)
Proceeds from sales of property, plant, and equipment	13	1
Purchases of intangibles	(16)	(49)
Investments in unconsolidated affiliates	(1)	(7)
Other, net	63	(1)
Net cash used in investing activities	(278)	(329)
Financing activities:
Proceeds from issuance of Notes	2,000	3,000
Repayments of Notes	(529)	(1,150)
Net repayment of commercial paper	(139)	(226)
Repayment of term loan	(990)	—
Proceeds from structured payables	16	31
Repayments of structured payables	(26)	(60)
Cash dividends paid	(625)	(591)
Repurchases of common stock, inclusive of excise tax obligation	(9)	(1,105)
Tax withholdings related to net share settlements	(28)	(43)
Payments on finance leases	(63)	(56)
Other, net	(16)	(22)
Net cash used in financing activities	(409)	(222)
Cash, cash equivalents, restricted cash, and restricted cash equivalents:
Net change from operating, investing, and financing activities	(47)	191
Effect of exchange rate changes	4	(20)
Beginning balance	608	267
Ending balance	$565	$438

KEURIG DR PEPPER INC.
RECONCILIATION OF SEGMENT INFORMATION
(UNAUDITED)

	Second Quarter		First Six Months
(in millions)	2025	2024	2025	2024
Net Sales
U.S. Refreshment Beverages	$2,660	$2,407	$4,983	$4,500
U.S. Coffee	948	950	1,825	1,861
International	555	565	990	1,029
Total net sales	$4,163	$3,922	$7,798	$7,390

Income from Operations
U.S. Refreshment Beverages	$746	$717	$1,400	$1,332
U.S. Coffee	233	228	435	476
International	143	150	233	262
Unallocated corporate costs	(224)	(234)	(369)	(444)
Total income from operations	$898	$861	$1,699	$1,626

KEURIG DR PEPPER INC.
RECONCILIATION OF GAAP TO NON-GAAP INFORMATION
CERTAIN LINE ITEMS - CONSOLIDATED
(UNAUDITED)

The Company reports its financial results in accordance with U.S. GAAP. However, management believes that certain non-GAAP financial measures that reflect the way management evaluates the business may provide investors with additional information regarding the Company's results, trends and ongoing performance on a comparable basis.
Specifically, investors should consider the following with respect to our financial results:
Adjusted: Defined as certain financial statement captions and metrics adjusted for certain items affecting comparability.
Items affecting comparability: Defined as certain items that are excluded for comparison to prior year periods, adjusted for the tax impact as applicable. Tax impact is determined based upon an approximate rate for each item. For each period, management adjusts for (i) the unrealized mark-to-market impact of derivative instruments not designated as hedges in accordance with U.S. GAAP that do not have an offsetting risk reflected within the financial results, as well as the unrealized mark-to-market impact of our Vita Coco investment prior to its sale in the first quarter of 2025; (ii) the amortization associated with definite-lived intangible assets; (iii) the amortization of the deferred financing costs associated with the DPS Merger; (iv) the amortization of the fair value adjustment of the senior unsecured notes obtained as a result of the DPS Merger; (v) stock compensation expense and the associated windfall tax benefit attributable to the matching awards made to employees who made an initial investment in KDP; (vi) transaction costs for significant business combinations (completed or abandoned); and (vii) other certain items that are excluded for comparison purposes to prior year periods.
For the first six months of 2025, the other certain items excluded for comparison purposes include (i) productivity expenses; (ii) restructuring adjustments associated with the 2023 CEO Succession and Associated Realignment; (iii) costs related to significant non-routine legal matters, including the antitrust litigation; (iv) restructuring expenses associated with the Network Optimization program; (v) the impact of the step-up of acquired inventory associated with the GHOST and Dyla acquisitions; (vi) integration expenses associated with the GHOST and Dyla acquisitions; (vii) the change in our mandatory redemption liability for GHOST; and (viii) non-cash changes in deferred tax liabilities related to goodwill and other intangible assets as a result of tax rate or apportionment changes.
For the first six months of 2024, the other certain items excluded for comparison purposes include (i) productivity expenses; (ii) restructuring expenses associated with the 2023 CEO Succession and Associated Realignment; (iii) costs related to significant non-routine legal matters, including the antitrust litigation; and (iv) restructuring expenses associated with the Network Optimization program.
Constant currency adjusted: Defined as certain financial statement captions and metrics adjusted for certain items affecting comparability, calculated on a constant currency basis by converting our current period local currency financial results using the prior period foreign currency exchange rates.
For the second quarter and first six months of 2025 and 2024, the supplemental financial data set forth below includes reconciliations of adjusted and constant currency adjusted financial measures to the applicable financial measure presented in the unaudited condensed consolidated financial statements for the same period.

KEURIG DR PEPPER INC.
RECONCILIATION OF GAAP TO NON-GAAP INFORMATION
CERTAIN LINE ITEMS - CONSOLIDATED
(UNAUDITED)

(in millions, except %)	Gross profit	Gross margin	Income from operations	Operating margin
Second Quarter of 2025
Reported	$2,255	54.2%	$898	21.6%
Items Affecting Comparability:
Productivity	35		47
Mark to market	(4)		(6)
Amortization of intangibles	—		34
Stock compensation	—		4
Non-routine legal matters	—		5
Transaction costs	—		5
Restructuring - 2023 CEO Succession and Associated Realignment	—		1
Restructuring - Network Optimization	—		10
Integration of acquisitions	1		28
Inventory step-up	2		2
Adjusted	$2,289	55.0%	$1,028	24.7%
Impact of foreign currency		—%		—%
Constant currency adjusted		55.0%		24.7%

Second Quarter of 2024
Reported	$2,172	55.4%	$861	22.0%
Items Affecting Comparability:
Productivity	20		45
Mark to market	6		(5)
Amortization of intangibles	—		34
Stock compensation	—		3
Non-routine legal matters	—		1
Transaction costs	—		1
Restructuring - 2023 CEO Succession and Associated Realignment	—		11
Restructuring - Network Optimization	2		19
Adjusted	$2,200	56.1%	$970	24.7%

Refer to pages A-9 and A-10 for reconciliations of reported net sales to constant currency net sales and adjusted income from operations to constant currency adjusted income from operations.

KEURIG DR PEPPER INC.
RECONCILIATION OF GAAP TO NON-GAAP INFORMATION
CERTAIN LINE ITEMS - CONSOLIDATED
(UNAUDITED)

(in millions, except % and per share data)	Interest expense, net	Income before provision for income taxes	Provision for income taxes	Effective tax rate	Net income	Diluted earnings per share
Second Quarter of 2025
Reported	$180	$718	$171	23.8%	$547	$0.40
Items Affecting Comparability:
Productivity	—	47	12		35	0.03
Mark to market	(2)	(4)	(3)		(1)	—
Amortization of intangibles	—	34	10		24	0.02
Stock compensation	—	4	2		2	—
Amortization of fair value debt adjustment	(4)	4	1		3	—
Amortization of deferred financing costs	(1)	1	—		1	—
Non-routine legal matters	—	5	2		3	—
Transaction costs	—	5	1		4	—
Restructuring - 2023 CEO Succession and Associated Realignment	—	1	—		1	—
Restructuring - Network Optimization	—	10	3		7	0.01
Integration of acquisitions	—	28	6		22	0.02
Change in mandatory redemption liability for GHOST	—	29	8		21	0.02
Inventory step-up	—	2	2		—	—
Change in deferred tax liabilities related to goodwill and other intangible assets	—	—	(4)		4	—
Adjusted	$173	$884	$211	23.9%	$673	$0.49
Impact of foreign currency				(0.2)%
Constant currency adjusted				23.7%
Diluted earnings per common share may not foot due to rounding.

KEURIG DR PEPPER INC.
RECONCILIATION OF GAAP TO NON-GAAP INFORMATION
CERTAIN LINE ITEMS - CONSOLIDATED
(UNAUDITED)

(in millions, except % and per share data)	Interest expense, net	Income before provision for income taxes	Provision for income taxes	Effective tax rate	Net income	Diluted earnings per share
Second Quarter of 2024
Reported	$204	$672	$157	23.4%	$515	$0.38
Items Affecting Comparability:
Productivity	—	45	10		35	0.03
Mark to market	(32)	22	4		18	0.01
Amortization of intangibles	—	34	8		26	0.02
Stock compensation	—	3	1		2	—
Amortization of fair value of debt adjustment	(3)	3	—		3	—
Amortization of deferred financing costs	(1)	1	—		1	—
Non-routine legal matters	—	1	1		—	—
Transaction costs	—	1	1		—	—
Restructuring - 2023 CEO Succession and Associated Realignment	—	11	2		9	0.01
Restructuring - Network Optimization	—	19	4		15	0.01
Change in deferred tax liabilities related to goodwill and other intangible assets	—	—	6		(6)	—
Adjusted	$168	$812	$194	23.9%	$618	$0.45

Change - adjusted	3.0%				8.9%	8.9%
Impact of foreign currency	(0.6)%				1.6%	2.2%
Change - constant currency adjusted	2.4%				10.5%	11.1%
Diluted earnings per common share may not foot due to rounding.

KEURIG DR PEPPER INC.
RECONCILIATION OF GAAP TO NON-GAAP INFORMATION
INCOME FROM OPERATIONS - CONSOLIDATED AND SEGMENTS
(UNAUDITED)

(in millions, except %)	U.S. Refreshment Beverages	U.S. Coffee	International	Unallocated corporate costs	Total
Second Quarter of 2025
Reported - Income from Operations	$746	$233	$143	$(224)	$898
Items Affecting Comparability:
Productivity	—	35	—	12	47
Mark to market	—	—	—	(6)	(6)
Amortization of intangibles	9	23	2	—	34
Stock compensation	—	—	—	4	4
Non-routine legal matters	—	—	—	5	5
Transaction costs	—	—	—	5	5
Restructuring - 2023 CEO Succession and Associated Realignment	—	—	—	1	1
Restructuring - Network Optimization	1	8	—	1	10
Integration of acquisitions	23	—	—	5	28
Inventory step-up	2	—	—	—	2
Adjusted - Income from Operations	$781	$299	$145	$(197)	$1,028

Second Quarter of 2024
Reported - Income from Operations	$717	$228	$150	$(234)	$861
Items Affecting Comparability:
Productivity	1	20	—	24	45
Mark to market	—	—	(1)	(4)	(5)
Amortization of intangibles	5	26	3	—	34
Stock compensation	—	—	—	3	3
Non-routine legal matters	—	—	—	1	1
Transaction costs	—	—	—	1	1
Restructuring - 2023 CEO Succession and Associated Realignment	—	—	—	11	11
Restructuring - Network Optimization	—	19	—	—	19
Adjusted - Income from Operations	$723	$293	$152	$(198)	$970

Change - adjusted	8.0%	2.0%	(4.6)%	(0.5)%	6.0%
Impact of foreign currency	—%	—%	7.2%	0.5%	1.0%
Change - constant currency adjusted	8.0%	2.0%	2.6%	—%	7.0%

KEURIG DR PEPPER INC.
RECONCILIATION OF GAAP TO NON-GAAP INFORMATION
CHANGE IN NET SALES AND OPERATING MARGIN - CONSOLIDATED AND SEGMENTS
(UNAUDITED)

	Reported	Impact of Foreign Currency	Constant Currency
Second Quarter of 2025
Change in net sales
U.S. Refreshment Beverages	10.5%	—%	10.5%
U.S. Coffee	(0.2)	—	(0.2)
International	(1.8)	7.5	5.7
Total change in net sales	6.1	1.1	7.2

	Reported	Items Affecting Comparability	Adjusted	Impact of Foreign Currency	Constant Currency Adjusted
Second Quarter of 2025
Operating margin
U.S. Refreshment Beverages	28.0%	1.4%	29.4%	—%	29.4%
U.S. Coffee	24.6	6.9	31.5	—	31.5
International	25.8	0.3	26.1	—	26.1
Total operating margin	21.6	3.1	24.7	—	24.7

	Reported	Items Affecting Comparability	Adjusted
Second Quarter of 2024
Operating margin
U.S. Refreshment Beverages	29.8%	0.2%	30.0%
U.S. Coffee	24.0	6.8	30.8
International	26.5	0.4	26.9
Total operating margin	22.0	2.7	24.7

KEURIG DR PEPPER INC.
RECONCILIATION OF GAAP TO NON-GAAP INFORMATION
CERTAIN LINE ITEMS - CONSOLIDATED
(UNAUDITED)

(in millions, except %)	Gross profit	Gross margin	Income from operations	Operating margin
First Six Months of 2025
Reported	$4,240	54.4%	$1,699	21.8%
Items Affecting Comparability:
Productivity	60		79
Mark to market	(43)		(49)
Amortization of intangibles	—		68
Stock compensation	—		6
Non-routine legal matters	—		8
Transaction costs	—		4
Restructuring - Network Optimization	1		12
Integration of acquisitions	1		31
Inventory step-up	17		17
Adjusted	$4,276	54.8%	$1,875	24.0%
Impact of foreign currency		—%		—%
Constant currency adjusted		54.8%		24.0%

First Six Months of 2024
Reported	$4,112	55.6%	$1,626	22.0%
Items Affecting Comparability:
Productivity	34		81
Mark to market	3		(24)
Amortization of intangibles	—		67
Stock compensation	—		7
Non-routine legal matters	—		2
Transaction costs	—		2
Restructuring - 2023 CEO Succession and Associated Realignment	—		13
Restructuring - Network Optimization	2		21
Adjusted	$4,151	56.2%	$1,795	24.3%

Refer to pages A-13 and A-14 for reconciliations of reported net sales to constant currency net sales and adjusted income from operations to constant currency adjusted income from operations.

KEURIG DR PEPPER INC.
RECONCILIATION OF GAAP TO NON-GAAP INFORMATION
CERTAIN LINE ITEMS - CONSOLIDATED
(UNAUDITED)

(in millions, except % and per share data)	Interest expense, net	Income before provision for income taxes	Provision for income taxes	Effective tax rate	Net income	Diluted earnings per share
First Six Months of 2025
Reported	$328	$1,378	$314	22.8%	$1,064	$0.78
Items Affecting Comparability:
Productivity	—	79	18		61	0.04
Mark to market	21	(38)	(4)		(34)	(0.03)
Amortization of intangibles	—	68	16		52	0.04
Stock compensation	—	6	2		4	—
Amortization of fair value debt adjustment	(8)	8	2		6	—
Amortization of deferred financing costs	(1)	1	—		1	—
Non-routine legal matters	—	8	2		6	—
Transaction costs	—	4	1		3	—
Restructuring - Network Optimization	—	12	3		9	0.01
Integration of acquisitions	—	31	7		24	0.02
Change in mandatory redemption liability for GHOST	—	40	10		30	0.02
Inventory step-up	—	17	4		13	0.01
Change in deferred tax liabilities related to goodwill and other intangible assets	—	—	(2)		2	—
Adjusted	$340	$1,614	$373	23.1%	$1,241	$0.91
Impact of foreign currency				(0.1)%
Constant currency adjusted				23.0%

First Six Months of 2024
Reported	$382	$1,266	$297	23.5%	$969	$0.70
Items Affecting Comparability:
Productivity	—	81	20		61	0.04
Mark to market	(67)	40	6		34	0.02
Amortization of intangibles	—	67	17		50	0.04
Stock compensation	—	7	2		5	—
Amortization of fair value of debt adjustment	(7)	7	1		6	—
Amortization of deferred financing costs	(1)	1	—		1	—
Non-routine legal matters	—	2	1		1	—
Transaction costs	—	2	1		1	—
Restructuring - 2023 CEO Succession and Associated Realignment	—	13	3		10	0.01
Restructuring - Network Optimization	—	21	5		16	0.01
Change in deferred tax liabilities related to goodwill and other intangible assets	—	—	6		(6)	—
Adjusted	$307	$1,507	$359	23.8%	$1,148	$0.84

Change - adjusted	10.7%				8.1%	8.3%
Impact of foreign currency	(0.3)%				1.5%	1.2%
Change - Constant currency adjusted	10.4%				9.6%	9.5%
Diluted earnings per common share may not foot due to rounding.

KEURIG DR PEPPER INC.
RECONCILIATION OF GAAP TO NON-GAAP INFORMATION
INCOME FROM OPERATIONS - CONSOLIDATED AND SEGMENTS
(UNAUDITED)

(in millions, except %)	U.S. Refreshment Beverages	U.S. Coffee	International	Unallocated corporate costs	Total
First Six Months of 2025
Reported - Income from Operations	$1,400	$435	$233	$(369)	$1,699
Items Affecting Comparability:
Productivity	—	60	—	19	79
Mark to market	—	—	—	(49)	(49)
Amortization of intangibles	16	47	5	—	68
Stock compensation	—	—	—	6	6
Non-routine legal matters	—	—	—	8	8
Transaction costs	—	—	—	4	4
Restructuring - Network Optimization	1	10	—	1	12
Integration of acquisitions	23	—	—	8	31
Inventory step-up	17	—	—	—	17
Adjusted - Income from Operations	$1,457	$552	$238	$(372)	$1,875

First Six Months of 2024
Reported - Income from Operations	$1,332	$476	$262	$(444)	$1,626
Items Affecting Comparability:
Productivity	3	34	—	44	81
Mark to market	—	—	(7)	(17)	(24)
Amortization of intangibles	10	51	6	—	67
Stock compensation	—	—	—	7	7
Non-routine legal matters	—	—	—	2	2
Transaction costs	—	—	—	2	2
Restructuring - 2023 CEO Succession and Associated Realignment	—	—	—	13	13
Restructuring - Network Optimization	—	21	—	—	21
Adjusted - Income from Operations	$1,345	$582	$261	$(393)	$1,795

Change - adjusted	8.3%	(5.2)%	(8.8)%	(5.3)%	4.5%
Impact of foreign currency	—%	—%	8.4%	0.5%	1.1%
Change - constant currency adjusted	8.3%	(5.2)%	(0.4)%	(4.8)%	5.6%

KEURIG DR PEPPER INC.
RECONCILIATION OF GAAP TO NON-GAAP INFORMATION
CHANGE IN NET SALES AND OPERATING MARGIN - CONSOLIDATED AND SEGMENTS
(UNAUDITED)

	Reported	Impact of Foreign Currency	Constant Currency
First Six Months of 2025
Change in net sales
U.S. Refreshment Beverages	10.7%	—%	10.7%
U.S. Coffee	(1.9)	—	(1.9)
International	(3.8)	9.3	5.5
Total change in net sales	5.5	1.3	6.8

	Reported	Items Affecting Comparability	Adjusted	Impact of Foreign Currency	Constant Currency Adjusted
First Six Months of 2025
Operating margin
U.S. Refreshment Beverages	28.1%	1.1%	29.2%	—%	29.2%
U.S. Coffee	23.8	6.4	30.2	—	30.2
International	23.5	0.5	24.0	(0.1)	23.9
Total operating margin	21.8	2.2	24.0	—	24.0

	Reported	Items Affecting Comparability	Adjusted
First Six Months of 2024
Operating margin
U.S. Refreshment Beverages	29.6%	0.3%	29.9%
U.S. Coffee	25.6	5.7	31.3
International	25.5	(0.1)	25.4
Total operating margin	22.0	2.3	24.3

KEURIG DR PEPPER INC.
RECONCILIATION OF GAAP TO NON-GAAP INFORMATION
ADJUSTED EBITDA AND MANAGEMENT LEVERAGE RATIO
(UNAUDITED)

(in millions, except for ratio)	Last Twelve Months
Net income	$1,536
Interest expense, net	681
Provision for income taxes	490
Depreciation expense	432
Other amortization	140
Amortization of intangibles	134
EBITDA	$3,413
Items affecting comparability:
Productivity	$114
Mark to market	(7)
Stock compensation	13
Non-routine legal matters	16
Transaction costs	42
Restructuring - 2023 CEO Succession and Associated Realignment	27
Restructuring - Network Optimization	42
Integration of acquisitions	32
Change in mandatory redemption liability for GHOST	40
Termination fees for distribution rights related to GHOST	225
Inventory step-up	21
Impairment of goodwill and other intangible assets	718
Impairment of investments and note receivable	2
Adjusted EBITDA	$4,698

June 30,
2025
Principal amounts of:
Commercial paper notes	$1,477
Senior unsecured notes	14,564
Total principal amounts	16,041
Less: Cash and cash equivalents	509
Total principal amounts less cash and cash equivalents	$15,532

June 30, 2025 Management Leverage Ratio	3.3

KEURIG DR PEPPER INC.
RECONCILIATION OF GAAP TO NON-GAAP INFORMATION
ADJUSTED EBITDA - LAST TWELVE MONTHS
(UNAUDITED)

(in millions)	Third Quarter of 2024	Fourth Quarter of 2024	First Six Months of 2025	Last Twelve Months
Net income (loss)	$616	$(144)	$1,064	$1,536
Interest expense, net	106	247	328	681
Provision (benefit) for income taxes	186	(10)	314	490
Depreciation expense	103	112	217	432
Other amortization	39	38	63	140
Amortization of intangibles	33	33	68	134
EBITDA	$1,083	$276	$2,054	$3,413
Items affecting comparability:
Productivity	$23	$26	$65	$114
Mark to market	33	(23)	(17)	(7)
Stock compensation	4	3	6	13
Non-routine legal matters	3	5	8	16
Transaction costs	13	25	4	42
Restructuring - 2023 CEO Succession and Associated Realignment	3	24	—	27
Restructuring - Network Optimization	24	6	12	42
Integration of acquisitions	—	1	31	32
Change in mandatory redemption liability for GHOST	—	—	40	40
Termination fees for distribution rights related to GHOST	—	225	—	225
Inventory step-up	4	—	17	21
Impairment of goodwill and other intangible assets	—	718	—	718
Impairment of investments and note receivable	—	2	—	2
Adjusted EBITDA	$1,190	$1,288	$2,220	$4,698

KEURIG DR PEPPER INC.
RECONCILIATION OF GAAP TO NON-GAAP INFORMATION
FREE CASH FLOW
(UNAUDITED)

Free cash flow is defined as net cash provided by operating activities adjusted for purchases of property, plant, and equipment, proceeds from sales of property, plant, and equipment, and certain items excluded for comparison to prior year periods. For the first six months of 2025 and 2024, there were no certain items excluded for comparison to prior year periods.

	First Six Months
(in millions)	2025	2024
Net cash provided by operating activities	$640	$742
Purchases of property, plant, and equipment	(226)	(273)
Proceeds from sales of property, plant, and equipment	13	1
Free Cash Flow	$427	$470